Supreme Court of the State of New York
County of New York

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LEVIN CONSULTING GROUP, a NEW YORK LIMITED LIABILITY COMPANY,

Plaintiff,

—against—

PURESAFE WATER SYSTEMS, INC. a DELAWARE CORPORATION, LESLIE KESSLER, TERRY LAZAR,

Defendants.

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STIPULATION

Index No. 651225/13

It is hereby stipulated by and between the parties, as represented by their attorneys below that:

1. No party in this action is an infant or incompetent person for whom a committee has been appointed and that there are no other parties who have an interest in the subject of the action other than those represented by the attorneys below.

2. The action is settled and discontinued, subject to the terms of this stipulation, and the Court retains jurisdiction to enforce the terms of this stipulation.

3. All outstanding, documents, and agreements of any kind and nature between the parties are canceled and are deemed unenforceable and void except for a promissory note dated August 10, 2013 (the "Existing Note"). The outstanding warrants held by plaintiff shall be exchanged for a new promissory note ("Exchange Promissory Note") pursuant to § 3 (a) (9) of the Securities Act of 1933.

4. The defendant shall execute an Exchange Promissory Note in the sum of $50,000.00 in the form annexed hereto in favor of the plaintiff.

5. The parties hereto agree that the Existing Note remains in effect and enforceable and each party waives all claims, defenses, and defaults whether asserted or unasserted to the Existing Note to and through the date of this stipulation.

6. Upon execution of documents as required in this stipulation, plaintiff shall file a stipulation of discontinuance in the form annexed hereto.

7. The parties hereto consent to allow their attorneys to execute this stipulation on their behalf and are bound thereby and acknowledge that such attorneys have full authority to execute the same.

8. This stipulation may be filed without further notice with the Clerk of the Court.

9. Facsimile signatures on this stipulation are deemed originals.

Dated: Mineola, New York
June 2, 2014

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JENKINS & LOSPRESTI, LLP
Attorneys for Plaintiff

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STEVEN G. LEGUM
Attorney for Defendant